Exhibit 10(m)(2)

AMENDMENT NO. 1
TO
ALLTEL CORPORATION COMPREHENSIVE PLAN OF GROUP INSURANCE
(January 1, 2006 Restatement)

WHEREAS, Alltel Corporation (“Alltel”) maintains the Alltel Corporation Comprehensive Plan of Group Insurance, as amended and restated effective January 1, 2006, and as may be subsequently amended (the “Plan”);

WHEREAS, pursuant to resolutions dated October 31, 2006, the Alltel Corporation Board of Directors desires to delegate certain on-going powers and responsibilities with respect to employee welfare plans as defined in Section 3(1) of ERISA to Alltel’s Chief Executive Officer or his delegate;

WHEREAS, the Chief Executive Officer has authorized and directed the Executive Vice President of Human Resources to act on behalf of Alltel with respect to the design, management and administration of the Plan;

 NOW THEREFORE, BE IT RESOLVED, that the Executive Vice President of Human Resources amends the Plan in the respects hereinafter set forth:

1.	Effective as of June 1, 2007, the Exclusive Provider Option Plan, Article IV. ENROLLMENT AND PARTICIPATION, 4.01 Initial Enrollment in the Plan, is amended to provide as follows:

4.01
Initial Enrollment in the Plan.  Except as set forth in Section 4.02 below, an Eligible Employee must enroll himself or herself and any eligible Dependent for coverage in this Plan by going through the necessary enrollment process established by the Plan Administrator at least 10 days prior to the Coverage Effective Date set forth in Section 4.03 below.

2.	Effective as of June 1, 2007, the Exclusive Provider Option Plan, Article IV. ENROLLMENT AND PARTICIPATION, 4.03 Coverage Effective Date, is amended to provide as follows:

4.03
Coverage Effective Date.  Except as set forth in subsections (a) or (b) below regarding Annual Enrollment and Special Enrollment, coverage under this Plan will be effective on the first day of the calendar month following 30 days of employment provided that the eligibility and enrollment requirements of Articles III and IV have been satisfied.

3.	Effective as of June 1, 2007, the Preferred Provider Organization Plan, Article IV. ENROLLMENT AND PARTICIPATION, 4.01 Initial Enrollment in the Plan, is amended to provide as follows:

4.01
Initial Enrollment in the Plan.  Except as set forth in Section 4.02 below,an Eligible Employee must enroll himself or herself and any eligible Dependent for coverage in this Plan by going through the necessary enrollment process established by the Plan Administrator at least 10 days prior to the Coverage Effective Date set forth in Section 4.03 below.

4.	Effective as of June 1, 2007, the Preferred Provider Organization Plan, Article IV. ENROLLMENT AND PARTICIPATION, 4.03 Coverage Effective Date, is amended to provide as follows:

4.03
Coverage Effective Date.  Except as set forth in subsections (a) or (b) below regarding Annual Enrollment and Special Enrollment, coverage under this Plan will be effective on the first day of the calendar month following 30 days of employment provided that the eligibility and enrollment requirements of Articles III and IV have been satisfied.

5.	Effective as of June 1, 2007, the Health Maintenance Organizations Plan, Article IV. ENROLLMENT AND PARTICIPATION, 4.01 Initial Enrollment in the Plan, is amended to provide as follows:

4.01
Initial Enrollment in the Plan.  Except as set forth in Section 4.02 below,an Eligible Employee must enroll himself or herself and any eligible Dependent for coverage in this Plan by going through the necessary enrollment process established by the Plan Administrator at least 10 days prior to the Coverage Effective Date set forth in Section 4.03 below.

6.	Effective as of June 1, 2007, the Health Maintenance Organizations Plan, Article IV. ENROLLMENT AND PARTICIPATION, 4.03 Coverage Effective Date, is amended to provide as follows:

4.03
Coverage Effective Date.  Except as set forth in subsections (a) or (b) below regarding Annual Enrollment and Special Enrollment, coverage under this Plan will be effective on the first day of the calendar month following 30 days of employment provided that the eligibility and enrollment requirements of Articles III and IV have been satisfied.

7.	Effective as of June 1, 2007, the Dental Care Plan, Article IV. ENROLLMENT AND PARTICIPATION, 4.01 Initial Enrollment in the Plan, is amended to provide as follows:

4.01
Initial Enrollment in the Plan.  Except as set forth in Section 4.02 below,an Eligible Employee must enroll himself or herself and any eligible Dependent for coverage in this Plan by going through the necessary enrollment process established by the Plan Administrator at least 10 days prior to the Coverage Effective Date set forth in Section 4.03 below.

8.	Effective as of June 1, 2007, the Dental Care Plan, Article IV. ENROLLMENT AND PARTICIPATION, 4.03 Coverage Effective Date, is amended to provide as follows:

4.03
Coverage Effective Date.  Except as set forth in subsections (a) or (b) below regarding Annual Enrollment and Special Enrollment, coverage under this Plan will be effective on the first day of the calendar month following 30 days of employment provided that the eligibility and enrollment requirements of Articles III and IV have been satisfied.

9.	Effective as of June 1, 2007, the Vision Care Plan, Article IV. ENROLLMENT AND PARTICIPATION, 4.01 Initial Enrollment in the Plan, is amended to provide as follows:

4.01
Initial Enrollment in the Plan.  Except as set forth in Section 4.02 below,an Eligible Employee must enroll himself or herself and any eligible Dependent for coverage in this Plan by going through the necessary enrollment process established by the Plan Administrator at least 10 days prior to the Coverage Effective Date set forth in Section 4.03 below.

10.	Effective as of June 1, 2007, the Vision Care Plan, Article IV. ENROLLMENT AND PARTICIPATION, 4.03 Coverage Effective Date, is amended to provide as follows:

4.03
Coverage Effective Date.  Except as set forth in subsections (a) or (b) below regarding Annual Enrollment and Special Enrollment, coverage under this Plan will be effective on the first day of the calendar month following 30 days of employment provided that the eligibility and enrollment requirements of Articles III and IV have been satisfied.

11.	Effective as of June 1, 2007, the Basic Life and AD&D Insurance Plan, Article IV. ENROLLMENT AND PARTICIPATION, 4.02 Coverage Effective Date, is amended to provide as follows:

4.02
Coverage Effective Date.  The effective date of coverage for an Eligible employee is the first day of the month following 30 days of employment.  If the Eligible Employee is not in active service on the date coverage would otherwise be effective, the effective date will be the date the Eligible Employee returns to active service.

12.	Effective as of June 1, 2007, the Supplemental AD&D Plan, Article IV. ENROLLMENT AND PARTICIPATION, 4.01 Enrollment in the Plan, is amended to provide as follows:

4.01
Enrollment in the Plan.  An Eligible employee may enroll himself or herself for coverage in this Plan at any time by going through the necessary enrollment process established by the Plan Administrator.  The enrollment process must be completed at least 10 days prior to the Coverage Effective Date set forth in Section 4.02 below.  Upon enrollment, the Eligible Employee shall designate whether enrollment is for the Employee only or for Family Coverage.

13.	Effective as of June 1, 2007, the Supplemental AD&D Plan, Article IV. ENROLLMENT AND PARTICIPATION, 4.02 Coverage Effective Date, is amended to provide as follows:

4.02
Coverage Effective Date.  The effective date of coverage is the first day of the month following 30 days of employment or the first day of the month following the date of enrollment if enrolling at a later date.  However, if the Eligible Employee or his or her Spouse is disabled and not actively working on the date coverage would otherwise become effective, the coverage will go into effect when the Employee or his or her Spouse returns to work full time.

14.	Effective as of June 1, 2007, Supplemental Life Insurance Plan, Article IV. ENROLLMENT AND PARTICIPATION, 4.01 Enrollment in the Plan, is amended to provide as follows:

4.01
Enrollment in the Plan.  An eligible Employee may enroll himself or herself and any eligible Dependent for coverage in this Plan at any time by going through the necessary enrollment process established by the Plan Administrator.  The enrollment process must be completed at least 10 days prior to the Coverage Effective Date set forth in Section 4.02 below.

15.	Effective as of June 1, 2007, the Supplemental Life Insurance Plan, Article IV. ENROLLMENT AND PARTICIPATION, 4.02 Coverage Effective Date, is amended to provide as follows:

4.02	Coverage Effective Date.

(a)	Employee

The effective date of coverage for any Eligible Employee who enrolls in the Plan will be the first day of the month following 30 days of employment provided that the eligibility and enrollment requirements of Articles III and IV have been satisfied, subject to evidence of insurability as applicable pursuant to the Schedule of Benefits.  However, if the Employee is not in active service on the date coverage would otherwise become effective, the coverage effective date will be on the date the Employee returns to active service.

If an Eligible Employee does not enroll when first eligible, enrollment in the Plan will be subject to evidence of insurability.  Coverage will not be effective until such time as the Insurer approves the enrollment application.

(b)	Dependents

The effective date of coverage for the Spouse of an Eligible Employee who is enrolled in the Plan will be the first day of the month following 30 days of employment or marriage provided that the eligibility and enrollment requirements of Articles III and IV have been satisfied, subject to evidence of insurability as applicable pursuant to the Schedule of Benefits.

If an eligible Spouse does not enroll when first eligible, enrollment in the Plan will be subject to evidence of insurability.  Coverage will not be effective until such time as the Insurer approves the enrollment application.

The effective date of coverage for the Dependent Child of an Eligible Employee who is enrolled in the Plan will be the first day of the month following 30 days of the Employee’s employment provided that the eligibility and enrollment requirements of Articles III and IV have been satisfied.  The effective date of coverage for the Dependent Child of an Eligible Employee who is enrolled in the Plan at a later date will be the first day of the month following submission and approval of the enrollment application by the Insurer.

         IN WITNESS WHEREOF, the Company, by its duly authorized officer, has caused this Amendment to be executed on this 4th day of May 2007.

ALLTEL CORPORATION

By: /s/ CJ Duvall, Jr
CJ Duvall
Executive Vice President of Human Resources